Exhibit 99

Universal Electronics Reports Financial Results for the Third Quarter 2021

SCOTTSDALE, AZ – November 4, 2021 – Universal Electronics Inc. (UEI) (NASDAQ: UEIC) reported financial results for the three and nine months ended September 30, 2021.

“We continue to see long-term demand for innovative home entertainment and automation control solutions,” said Paul Arling, UEI’s chairman and CEO. “However, macro-economic pressures have persisted. Although third quarter sales were impacted more than anticipated by shipping delays as well as ongoing component shortages, our product mix maintained strong gross margins. Our continued cost controls yielded a record bottom line for both the third quarter and nine months ended September 30, 2021.

“We are leveraging 35 plus years’ experience to navigate these immediate challenges. In the third quarter, we secured multiple design wins for control products in the HVAC and home automation channels. As is typical, these long-lived projects are awarded well ahead of shipping dates; therefore, related revenue is expected in late 2022 and 2023. Our goal is to replicate the success we’ve enjoyed in home entertainment, and we are excited to broaden our foothold in other channels. As always, our vision remains focused on our long-term global opportunity, and we are confident we have the technological innovation, operational prowess, and financial strength to lead the industry.”
Financial Results for the Three Months Ended September 30: 2021 Compared to 2020
•GAAP net sales were $155.6 million, compared to $153.5 million; Adjusted Non-GAAP net sales were $155.7 million, compared to $153.7 million.
•GAAP gross margins were 29.4%, compared to 28.8%; Adjusted Non-GAAP gross margins were 30.4%, compared to 30.0%.
•GAAP operating income was $8.9 million, compared to $10.2 million; Adjusted Non-GAAP operating income was $16.7 million, compared to $17.0 million.
•GAAP net loss was $1.0 million, or $0.07 per share, compared to net income of $6.2 million or $0.43 per diluted share; Adjusted Non-GAAP net income was $14.1 million, or $1.03 per diluted share, compared to $13.1 million, or $0.92 per diluted share.
•At September 30, 2021, cash and cash equivalents were $58.8 million.
Financial Results for the Nine Months Ended September 30: 2021 Compared to 2020
•GAAP net sales were $456.7 million, compared to $458.4 million; Adjusted Non-GAAP net sales were $457.1 million, compared to $458.9 million.
•GAAP gross margins were 30.0%, compared to 27.3%; Adjusted Non-GAAP gross margins were 30.8%, compared to 29.8%.
•GAAP operating income was $26.5 million, compared to $24.8 million; Adjusted Non-GAAP operating income was $48.2 million, compared to $46.5 million.
•GAAP net income was $11.6 million, or $0.84 per diluted share, compared to $26.4 million or $1.86 per share; Adjusted Non-GAAP net income was $40.3 million, or $2.90 per diluted share, compared to $37.3 million, or $2.63 per diluted share.
Financial Outlook
For the fourth quarter of 2021, the company expects GAAP net sales to range between $143 million and $158 million, compared to $156.3 million in the fourth quarter of 2020. GAAP earnings per diluted share for the fourth quarter of 2021 are expected to range from $0.10 to $0.25, compared to a GAAP earnings per diluted share of $0.86 in the fourth quarter of 2020.
For the fourth quarter of 2021, the company expects Adjusted Non-GAAP net sales to range from $143 million to $158 million, compared to $156.4 million in the fourth quarter of 2020. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.65 to $0.80, compared to Adjusted Non-GAAP earnings per diluted share of $1.14 in the fourth quarter of 2020. The fourth quarter 2021 Adjusted Non-GAAP earnings per diluted share estimate excludes $0.55 per share related to, among other things, excess manufacturing overhead costs, stock-based compensation, amortization of acquired intangibles, litigation costs, foreign currency gains and losses and the related tax impact of these adjustments. For a more detailed explanation of Non-GAAP measures, please see the Use of Non-GAAP Financial Metrics discussion and the Reconciliation of Adjusted Non-GAAP Financial Results, each located elsewhere in this press release.
The company continues to believe in its long-term growth targets of sales between 5% and 10% and EPS between 10% and 20%.

Conference Call Information
UEI’s management team will hold a conference call today, Thursday, November 4, 2021 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its third quarter 2021 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 15 minutes prior to the start of the conference. The conference ID is 8575919. The conference call will also be broadcast live on the investor section of the UEI website where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 8575919.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI for budget planning purposes and for making operational and financial decisions. Management believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, help investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends. Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the revenue impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding the impact of additional Section 301 U.S. tariffs on products manufactured in China and imported into the U.S., excess manufacturing overhead costs, including those related to the COVID-19 pandemic, factory transition costs, loss on the sale of our Ohio call center, gain on the release from our Ohio call center lease obligation guarantee, stock-based compensation expense, depreciation expense related to the increase in fixed assets from cost to fair market value resulting from acquisitions and employee related restructuring costs. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding stock-based compensation expense, amortization of intangibles acquired, changes in contingent consideration related to acquisitions, costs associated with our International Trade Commission litigation efforts, and employee related restructuring and other costs. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, the loss on the sale of our Argentina subsidiary, the reversal of a social insurance accrual related to our Guangzhou entity, which was sold in 2018, foreign currency gains and losses, the related tax effects of all adjustments and the effect of a reversal of a reserve of an uncertain tax position related to our Guangzhou entity, which was sold in 2018. Adjusted Non-GAAP diluted earnings per share is calculated using Adjusted Non-GAAP net income. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Founded in 1986, Universal Electronics Inc. (NASDAQ: UEIC) is the global leader in wireless universal control solutions for home entertainment and smart home devices. We design, develop, manufacture, ship and support control and sensor technology solutions and a broad line of universal control systems, audio video accessories, and intelligent wireless security and smart home products. Our products and solutions are used by the world's leading brands in the video services, consumer electronics, security, home automation, climate control and home appliance markets. For more information, visit www.uei.com.
Contacts:
Paul Arling, Chairman & CEO, UEI, 480-530-3000
Investors: Kirsten Chapman, LHA Investor Relations, uei@lhai.com, 415-433-3777

Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2020, and quarterly and periodic reports we have filed with the Securities Exchange Commission (the “SEC”) since then. Risks that could affect forward-looking statements in this press release include: our ability to continue anticipating the needs and wants of our customers, and timely develop and deliver products and technologies that will be accepted by our customers; the continued commitment of our customers to their product development strategies that translate into greater demand for our technologies and products as anticipated by management; the continued ordering pattern of our customers as anticipated by management; management's ability to manage its business to achieve its net sales, margins, and earnings through its operating efficiencies, product mix, and gross margin improvement initiatives as guided and as anticipated; our ability to manage our supply chain and logistics interruptions and delays; our ability to enhance and protect the value of our intellectual properties, including our patents and trade secrets, through our licensing and litigation efforts; the effects that natural disasters and public health crises, including the COVID-19 pandemic, have on our business and management’s ability to anticipate and mitigate those effects, including the duration, severity and scope of the COVID-19 pandemic, and the actions and restrictions that may be imposed on us and our operations by federal, state, local and international public health and governmental authorities to contain and combat the outbreak and spread of COVID-19, each of which may exacerbate one or more of the aforementioned risks; the impact to our business stemming from the recent press report and Senate inquiry regarding the Chinese work force used in one of our China factories; effects and uncertainties and other factors more fully described in our reports filed with the SEC; and effects that changes in or enhanced use of laws, regulations and policies may have on our business including the impact of trade regulations pertaining to importation of our products and the tariffs imposed upon them. Since it is not possible to predict or identify all of the risks, uncertainties and other factors that may affect future results, the above list should not be considered a complete list. Further, any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of November 4, 2021, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	September 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$58,825	$57,153
Accounts receivable, net	139,894	129,433
Contract assets	9,173	9,685
Inventories	123,981	120,430
Prepaid expenses and other current assets	6,155	6,828
Income tax receivable	2,877	3,314
Total current assets	340,905	326,843
Property, plant and equipment, net	79,199	87,285
Goodwill	48,510	48,614
Intangible assets, net	20,695	19,710
Operating lease right-of-use assets	17,726	19,522
Deferred income taxes	4,345	5,564
Other assets	2,144	2,752
Total assets	$513,524	$510,290
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$85,635	$83,229
Line of credit	53,000	20,000
Accrued compensation	24,982	28,931
Accrued sales discounts, rebates and royalties	7,035	10,758
Accrued income taxes	1,598	3,535
Other accrued liabilities	32,522	33,057
Total current liabilities	204,772	179,510
Long-term liabilities:
Operating lease obligations	11,948	13,681
Contingent consideration	—	292
Deferred income taxes	180	1,913
Income tax payable	1,054	1,054
Other long-term liabilities	332	539
Total liabilities	218,286	196,989
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 24,627,589 and 24,391,595 shares issued on September 30, 2021 and December 31, 2020, respectively	246	244
Paid-in capital	311,964	302,084
Treasury stock, at cost, 11,476,672 and 10,618,002 shares on September 30, 2021 and December 31, 2020, respectively	(339,712)	(295,495)
Accumulated other comprehensive income (loss)	(13,881)	(18,522)
Retained earnings	336,621	324,990
Total stockholders’ equity	295,238	313,301
Total liabilities and stockholders’ equity	$513,524	$510,290

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net sales	$155,625	$153,505	$456,658	$458,416
Cost of sales	109,805	109,349	319,777	333,244
Gross profit	45,820	44,156	136,881	125,172
Research and development expenses	7,411	7,696	23,029	22,979
Selling, general and administrative expenses	29,505	26,214	87,316	77,441
Operating income	8,904	10,246	26,536	24,752
Interest income (expense), net	(212)	(268)	(447)	(1,272)
Loss on sale of Argentina subsidiary	(6,050)	—	(6,050)	—
Accrued social insurance adjustment	—	—	—	9,464
Other income (expense), net	(157)	(1,646)	(151)	(1,263)
Income before provision for income taxes	2,485	8,332	19,888	31,681
Provision for income taxes	3,440	2,164	8,257	5,267
Net income (loss)	$(955)	$6,168	$11,631	$26,414

Earnings (loss) per share:
Basic	$(0.07)	$0.44	$0.85	$1.90
Diluted	$(0.07)	$0.43	$0.84	$1.86
Shares used in computing earnings per share:
Basic	13,392	13,928	13,622	13,935
Diluted	13,392	14,205	13,920	14,189

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net income	$11,631	$26,414
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,719	22,857
Provision for credit losses	1	271
Deferred income taxes	(483)	503
Shares issued for employee benefit plan	977	959
Employee and director stock-based compensation	7,516	6,854
Performance-based common stock warrants	398	525
Impairment of long-term assets	—	57
Loss on sale of Argentina subsidiary, net of cash transferred	5,960	—
Accrued social insurance adjustment	—	(9,464)
Loss on sale of Ohio call center	—	712
Changes in operating assets and liabilities:
Accounts receivable and contract assets	(12,129)	11,556
Inventories	(4,466)	30,466
Prepaid expenses and other assets	2,872	601
Accounts payable and accrued liabilities	(7,416)	(50,507)
Accrued income taxes	(1,664)	2,023
Net cash provided by operating activities	22,916	43,827
Cash flows from investing activities:
Acquisitions of property, plant and equipment	(8,782)	(10,864)
Acquisitions of intangible assets	(3,626)	(5,254)
Payment on sale of Ohio call center	—	(500)
Net cash used for investing activities	(12,408)	(16,618)
Cash flows from financing activities:
Borrowings under line of credit	71,000	70,000
Repayments on line of credit	(38,000)	(88,000)
Proceeds from stock options exercised	991	—
Treasury stock purchased	(44,217)	(9,822)
Contingent consideration payments in connection with business combinations	—	(3,091)
Net cash used for financing activities	(10,226)	(30,913)
Effect of foreign currency exchange rates on cash and cash equivalents	1,390	(3,452)
Net increase (decrease) in cash and cash equivalents	1,672	(7,156)
Cash and cash equivalents at beginning of period	57,153	74,302
Cash and cash equivalents at end of period	$58,825	$67,146

Supplemental cash flow information:
Income taxes paid	$8,235	$3,242
Interest paid	$375	$1,404

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net sales:
Net sales - GAAP	$155,625	$153,505	$456,658	$458,416
Stock-based compensation for performance-based warrants	124	187	398	525
Adjusted Non-GAAP net sales	$155,749	$153,692	$457,056	$458,941

Cost of sales:
Cost of sales - GAAP	$109,805	$109,349	$319,777	$333,244
Section 301 U.S. tariffs on goods imported from China (1)	—	—	—	(3,523)
Excess manufacturing overhead and factory transition costs (2)	(1,347)	(1,618)	(3,568)	(6,346)
Loss on sale of Ohio call center (3)	—	—	—	(570)
Gain on release from Ohio call center lease obligation guarantee (4)	—	—	542	—
Stock-based compensation expense	(39)	(36)	(116)	(146)
Adjustments to acquired tangible assets (5)	(65)	(66)	(194)	(198)
Employee related restructuring	—	—	—	(204)
Adjusted Non-GAAP cost of sales	108,354	107,629	316,441	322,257
Adjusted Non-GAAP gross profit	$47,395	$46,063	$140,615	$136,684

Gross margin:
Gross margin - GAAP	29.4%	28.8%	30.0%	27.3%
Stock-based compensation for performance-based warrants	0.1%	0.1%	0.1%	0.1%
Section 301 U.S. tariffs on goods imported from China (1)	—%	—%	—%	0.8%
Excess manufacturing overhead and factory transition costs (2)	0.9%	1.1%	0.8%	1.4%
Loss on sale of Ohio call center (3)	—%	—%	—%	0.1%
Gain on release from Ohio call center lease obligation guarantee (4)	—%	—%	(0.1)%	—%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Adjustments to acquired tangible assets (5)	0.0%	0.0%	0.0%	0.0%
Employee related restructuring	—%	—%	—%	0.1%
Adjusted Non-GAAP gross margin	30.4%	30.0%	30.8%	29.8%

Operating expenses:
Operating expenses - GAAP	$36,916	$33,910	$110,345	$100,420
Stock-based compensation expense	(2,433)	(2,224)	(7,400)	(6,708)
Amortization of acquired intangible assets	(277)	(1,232)	(830)	(4,023)
Change in contingent consideration	(13)	204	180	2,428
Litigation costs (6)	(3,529)	(1,614)	(10,006)	(1,614)
Employee related restructuring and other costs	—	—	111	(287)
Adjusted Non-GAAP operating expenses	$30,664	$29,044	$92,400	$90,216

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Operating income:
Operating income - GAAP	$8,904	$10,246	$26,536	$24,752
Stock-based compensation for performance-based warrants	124	187	398	525
Section 301 U.S. tariffs on goods imported from China (1)	—	—	—	3,523
Excess manufacturing overhead and factory transition costs (2)	1,347	1,618	3,568	6,346
Loss on sale of Ohio call center (3)	—	—	—	570
Gain on release from Ohio call center lease obligation guarantee (4)	—	—	(542)	—
Stock-based compensation expense	2,472	2,260	7,516	6,854
Adjustments to acquired tangible assets (5)	65	66	194	198
Amortization of acquired intangible assets	277	1,232	830	4,023
Change in contingent consideration	13	(204)	(180)	(2,428)
Litigation costs (6)	3,529	1,614	10,006	1,614
Employee related restructuring and other costs	—	—	(111)	491
Adjusted Non-GAAP operating income	$16,731	$17,019	$48,215	$46,468

Adjusted pro forma operating income as a percentage of net sales	10.7%	11.1%	10.5%	10.1%

Net income (loss):
Net income (loss) - GAAP	$(955)	$6,168	$11,631	$26,414
Stock-based compensation for performance-based warrants	124	187	398	525
Section 301 U.S. tariffs on goods imported from China (1)	—	—	—	3,523
Excess manufacturing overhead and factory transition costs (2)	1,347	1,618	3,568	6,346
Loss on sale of Ohio call center (3)	—	—	—	570
Gain on release from Ohio call center lease obligation guarantee (4)	—	—	(542)	—
Stock-based compensation expense	2,472	2,260	7,516	6,854
Adjustments to acquired tangible assets (5)	65	66	194	198
Amortization of acquired intangible assets	277	1,232	830	4,023
Change in contingent consideration	13	(204)	(180)	(2,428)
Litigation costs (6)	3,529	1,614	10,006	1,614
Employee related restructuring and other costs	—	—	(111)	491
Loss on sale of Argentina subsidiary (7)	6,050	—	6,050	—
Accrued social insurance adjustment (8)	—	—	—	(9,464)
Foreign currency net (gain)/loss	166	1,597	755	1,388
Income tax provision on adjustments	995	(1,408)	195	(1,483)
Other income tax adjustments (9)	—	—	—	(1,303)
Adjusted Non-GAAP net income	$14,083	$13,130	$40,310	$37,268

Diluted shares used in computing earnings per share:
GAAP	13,392	14,205	13,920	14,189
Adjusted Non-GAAP	13,636	14,205	13,920	14,189

Diluted earnings (loss) per share:
Diluted earnings (loss) per share - GAAP	$(0.07)	$0.43	$0.84	$1.86
Total adjustments	$1.10	$0.49	$2.06	$0.76
Adjusted Non-GAAP diluted earnings per share	$1.03	$0.92	$2.90	$2.63

(1)The nine months ended September 30, 2020 include costs directly attributable to the additional Section 301 U.S. tariffs implemented in 2018 on goods manufactured in China and imported into the U.S.
(2)The three and nine months ended September 30, 2021 and 2020 include excess manufacturing overhead costs due to the expansion of our manufacturing facility in Mexico where products destined for the U.S. market are now manufactured. These products destined for the U.S. market were previously manufactured in China. Additionally, the nine months ended September 30, 2020 includes excess manufacturing overhead costs incurred as we temporarily shut-down our China and Mexico-based factories as a result of the COVID-19 pandemic.
(3)Consists of the loss recorded on the sale of our Ohio call center in February 2020.
(4)Consists of the gain associated with the January 2021 release from our guarantee of the lease obligation related to our Ohio call center which was sold in February 2020.
(5)Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations.
(6)Consists of expenses related to our International Trade Commission (“ITC”) investigation of Roku, Inc. and certain other related entities. We have requested the ITC to issue a permanent limited exclusion order prohibiting the importation of certain products into the United States due to their infringement of our patents.
(7)Consists of the loss recorded on the sale of our Argentina subsidiary in September 2021.
(8)Consists of the reversal of a social insurance accrual related to our Guangzhou entity, which was sold in 2018. The indemnification agreement related to the sale of our Guangzhou entity expired in the second quarter of 2020.
(9)The nine months ended September 30, 2020 includes the reversal of a reserve of an uncertain tax position related to our Guangzhou entity, which was sold in 2018. The indemnification agreement related to the sale of our Guangzhou entity expired in the second quarter of 2020.